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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 7, 2003


                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)


             Michigan                      0-452                  38-1093240
 (State or other jurisdiction of   (Commission File No.)        (IRS Employer
          incorporation)                                     Identification No.)

               100 East Patterson Street, Tecumseh, Michigan 49286 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 423-8411




          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   The following exhibit is filed as a part of this report:

                  Exhibit No.               Description

                       99.1                 Press release dated July 7, 2003


ITEM 9.  REGULATION F-D DISCLOSURE
                  AND
ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

       The registrant's press release dated July 7, 2003, regarding its expected earnings per share for the quarter ending June 30, 2003, is attached as
  Exhibit 99.1.






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                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        TECUMSEH PRODUCTS COMPANY


  Date: July 7, 2003                    By:   /s/ DAVID W. KAY
                                             --------------------------
                                                  David W. Kay
                                                  Vice President, Treasurer and
                                                  Chief Financial Officer





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                                  EXHIBIT INDEX


               Exhibit No.                             Description

                   99.1                     Press release dated July 7, 2003